EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Concrete Leveling System, Inc. (the “Company”) on Form 10-Q for the quarter ending April 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report). I, Edward A. Barth, Principal Executive Officer of the company, and I, Suzanne I. Barth, Principal Financial Officer of the company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2025	By:	/s/ Edward A. Barth
Edward A. Barth
Principal Executive Officer

	By:	/s/ Suzanne I. Barth
Suzanne I. Barth
Principal Financial Officer